SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2003

SurModics, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-23837	41-1356149
(Commission File Number)	(IRS Employer
Identification No.)

9924 West 74th Street
Eden Prairie, Minnesota 55344
(Address of Principal Executive Offices and Zip Code)

(952) 829-2700
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits
Item 12. Disclosure of Results of Operations and Financial Condition
SIGNATURES
EX-99.1 Press Release

Item 7. Financial Statements and Exhibits

     (C)  Exhibits.

Exhibit number	Description

99.1	Press release issued April 16, 2003

Item 12. Disclosure of Results of Operations and Financial Condition

     On April 16, 2003, SurModics, Inc. issued the press release, attached to this Form 8-K as Exhibit 99.1, relating to the results of operations and financial condition of the company as of and for the quarter ended March 31, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURMODICS, INC.

	By	/s/ Dale R. Olseth

Date: April 18, 2003	Name:	Dale R. Olseth
	Title:	Chairman and CEO